Exhibit 99.1

Press Release

FOR IMMEDIATE RELEASE

Contact: Lynda L. Glass

717.339.5085

ACNB CORPORATION DECLARES

FOURTH QUARTER CASH DIVIDEND

GETTYSBURG, PA, October 22----The Board of Directors of ACNB Corporation recently approved the issuance of the regular quarterly cash dividend.  The cash dividend of $0.19 per share is payable on December 14, 2012, to shareholders of record on November 30, 2012.

With this fourth quarter dividend of $0.19 per share, the regular quarterly cash dividends paid to shareholders for 2012 will total $0.76 per share, which is the same as 2011.  This per share amount will result in aggregate dividend payments of more than $4.5 million to ACNB Corporation shareholders for 2012.

ACNB Corporation, headquartered in Gettysburg, PA, is the financial holding company for the wholly-owned subsidiaries of ACNB Bank, Gettysburg, PA, and Russell Insurance Group, Inc., Westminster, MD.  Originally founded in 1857, ACNB Bank serves its marketplace via a network of 19 retail banking offices located throughout Adams County, PA, as well as in Dillsburg, Hanover and Spring Grove, York County, PA, and in Newville, Cumberland County, PA.  In addition, the Bank operates loan offices in Hanover, York County, and Chambersburg, Franklin County, PA.  Russell Insurance Group, Inc. offers a broad range of commercial and personal insurance lines with licenses in 36 states, including Pennsylvania and Maryland, through offices in Westminster, Carroll County, and Germantown, Montgomery County, MD.  On September 30, 2012, total assets of ACNB Corporation were $1.1 billion.

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ACNB Corporation

Press Release

2012 Fourth Quarter Dividend

October 22, 2012

In addition to historical information, this press release may contain forward-looking statements. Examples of forward-looking statements include, but are not limited to, (a) projections or statements regarding future earnings, expenses, net interest income, other income, earnings or loss per share, asset mix and quality, growth prospects, capital structure, and other financial terms, (b) statements of plans and objectives of management or the Board of Directors, and (c) statements of assumptions, such as economic conditions in the Corporation’s market areas.  Such forward-looking statements can be identified by the use of forward-looking terminology such as “believes”, “expects”, “may”, “intends”, “will”, “should”, “anticipates”, or the negative of any of the foregoing or other variations thereon or comparable terminology, or by discussion of strategy. Forward-looking statements are subject to certain risks and uncertainties such as local economic conditions, competitive factors, and regulatory limitations. Actual results may differ materially from those projected in the forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: the effects of new laws and regulations, specifically the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act; ineffectiveness of the business strategy due to changes in current or future market conditions; the effects of economic deterioration on current customers, specifically the effect of the economy on loan customers’ ability to repay loans; the effects of competition, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products and services; interest rate movements; the inability to achieve acquisition-related synergies; difficulties in integrating distinct business operations, including information technology difficulties; disruption from the transaction making it more difficult to maintain relationships with customers and employees, and challenges in establishing and maintaining operations in new markets; volatilities in the securities markets; and, deteriorating economic conditions. We caution readers not to place undue reliance on these forward-looking statements. They only reflect management’s analysis as of this date. The Corporation does not revise or update these forward-looking statements to reflect events or changed circumstances. Please carefully review the risk factors described in other documents the Corporation files from time to time with the Securities and Exchange Commission, including the Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Please also carefully review any Current Reports on Form 8-K filed by the Corporation with the Securities and Exchange Commission.

ACNB #2012-14

October 22, 2012